The Prudential Insurance Company of America	Thomas C. Castano
Vice President and Corporate Counsel
Law Department

The Prudential Insurance Company

of America

213 Washington Street
Newark, NJ 07102-2992
(973) 802-4708 fax: (973) 802-9560

September 10, 2009

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D. C. 20549

Re: Prudential Variable Contract Account GI-2 (File No. 811-07545)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and the Prudential Variable Contract Account GI-2 (the “Account”), we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940 (the “Act”), that the Account’s semi-annual report for the period ending June 30, 2009 has been transmitted to contract owners in accordance with Rule 30e-2 under the Act.

We incorporate by reference the following semi-annual reports for the underlying funds:

1.	Filer/Entity:	AIM Variable Insurance Funds
Registration No.:	811-07452
CIK No.:	0000896435
Accession No.:	0000950123-09-038077
Date of Filing:	08/26/09

2.	Filer/Entity:	AllianceBernstein Variable Products Series Fund
Registration No.:	811-05398
CIK No.:	0000825316
Accession No.:	0001193125-09-180124
Date of Filing:	08/24/09

3.	Filer/Entity:	American Century Variable Portfolios, Inc.
Registration No.:	811-05188
CIK No.:	0000814680
Accession No.:	0000814680-09-000027
Date of Filing:	08/26/09

4.	Filer/Entity:	The Dreyfus Corporation
Registration No.:	811-00523
CIK No.:	0000030146
Accession No.:	0000030146-09-000015
Date of Filing:	08/25/09

5.	Filer/Entity:	DWS Variable Series
Registration No.:	811-05002
CIK No.:	00000810573
Accession No.:	0000088053-09-000970
Date of Filing:	08/28/09

6.	Filer/Entity:	Franklin Templeton Variable Insurance Products Trust
Registration No.:	811-05583

CIK No.:	0000837274
Accession No.:	0000837274-09-000061
Date of Filing:	08/24/09

7.	Filer/Entity:	Janus Aspen Series
Registration No.:	811-07736
CIK No.:	0000906185
Accession No.:	0000950123-09-038425
Date of Filing:	08/27/09

8.	Filer/Entity:	JPMorgan Insurance Trust
Registration No.:	811-07874
CIK No.:	0000909221
Accession No.:	0001145443-09-002261
Date of Filing:	09/04/09

9.	Filer/Entity:	Lazard Retirement Series
Registration No.:	811-08071
CIK No.:	0001033669
Accession No.:	0000930413-09-004577
Date of Filing:	09/01/09

10.	Filer/Entity:	MFS Variable Insurance Trust
Registration No.:	811-08326
CIK No.:	0000918571
Accession No.:	0001193125-09-185467
Date of Filing:	09/01/09

11.	Filer/Entity:	Neuberger Berman Advisers Management Trust ("AMT")
Registration No.:	811-04255
CIK No.:	0000736913
Accession No.:	0001169232-09-003786
Date of Filing:	09/01/09

12.	Filer/Entity:	PIMCO Variable Insurance Trust
Registration No.:	811-08399
CIK No.:	0001047304
Accession No.:	0001193125-09-182227
Date of Filing:	08/26/09

13.	Filer/Entity:	Royce Capital Fund
Registration No.:	811-07537
CIK No.:	0001006387
Accession No.:	0000949377-09-000118
Date of Filing:	08/26/09

14.	Filer/Entity:	T. Rowe Price Equity Series
Registration No.:	811-07143
CIK No.:	0000918294
Accession No.:	0000918294-09-000030
0000918294-09-000031
0000918294-09-000032
0000918294-09-000035
Date of Filing:	08/25/09

15.	Filer/Entity:	The Universal Institutional Funds, Inc.
Registration No.:	811-07677
CIK No.:	0001011378
Accession No.:	0001104659-09-053617
Date of Filing:	09/08/09

16.	Filer/Entity:	The Variable Insurance Products Fund II.
Registration No.:	811-05511
CIK No.:	0000831016
Accession No.:	0000831016-09-000003
Date of Filing:	08/21/09

17.	Filer/Entity:	The Prudential Series Fund, Inc.
Registration No.:	811-03623
CIK No.:	0000711175
Accession No.:	0001193125-09-187677
Date of Filing:	09/04/09

If you have any questions regarding this filing, please contact me at (973) 802-4708.

Sincerely,

_/s/__________________________

Thomas C. Castano

VIA EDGAR